UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024
_______________________

Context Therapeutics Inc.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-40654	86-3738787
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Market Street, Suite 3915, Unit #15
Philadelphia, Pennsylvania 19103
(Address of principal executive offices including zip code)

(267) 225-7416
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading	Name of exchange
	Symbol	on which registered
Common Stock	CNTX	The Nasdaq Stock Market
$0.001 par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2024 (the “Closing Date”), Context Therapeutics Inc. (the “Company”) entered into a license agreement (the “License Agreement”) with BioAtla, Inc. ("BioAtla"), pursuant to which Company obtained from BioAtla an exclusive, worldwide license to develop, manufacture and commercialize two licensed antibodies (the "Assets"), including BA3362 (renamed by the Company as CT-202), BioAtla’s Nectin-4 x CD3 T cell engaging (TCE) bispecific antibody (the "Transaction"). As partial consideration for the exclusive license under the License Agreement, BioAtla will receive an upfront payment of $11.0 million and is eligible to receive up to (i) $4.0 million in near-term milestones and (ii) $118.5 million in additional milestone payments, in each case based upon the achievement of specified pre-clinical, clinical, development and commercial milestones, as well as tiered mid-single digit to low double-digit royalties on future net sales for products containing the Assets, subject to standard reductions. Pursuant to the License Agreement, BioAtla has agreed, subject to certain exceptions, to refrain from engaging in certain competitive activities with respect to the exploitation of a bispecific or multi-specific antibody directed against Nectin-4. The License Agreement will continue on a country-by-country, product-by-product basis until the expiration of the royalty term as defined in the License Agreement, unless earlier terminated. Each of the Company and BioAtla may terminate the License Agreement for a material, uncured breach or insolvency of the other party. The Company may also terminate the License Agreement at will upon advance written notice to BioAtla. BioAtla may also terminate the Agreement if the Company fails for a consecutive period comprising at least eight (8) calendar quarters to conduct any research or development activities with respect to the Assets prior to regulatory approval, with certain exceptions, upon advance written notice.

The License Agreement contains representations and warranties, and covenants, customary for a transaction of this nature, including, without limitation, confidentiality obligations.

The Company anticipates filing an investigational new drug ("IND") application for CT-202 in mid-2026.

Based on the Company’s current plans, the Company expects its cash and cash equivalents at June 30, 2024 to fund the estimated duration of the Company's CTIM-76 and CT-95 Phase 1a trials, the estimated expenses through IND filing for CT-202, as well as its operations into 2027. The Company has based these estimates on assumptions that may prove to be imprecise, and the Company could utilize its available capital resources sooner than it expects.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 23, 2024, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 23, 2024, the Company also updated its corporate presentation for use in meetings with investors, analysts and others. A copy of the corporate presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, and Exhibits 99.1 and 99.2 attached hereto, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

The Company’s CTIM-76 Phase 1 clinical trial is actively screening patients and the Company anticipates dosing the first patient in such trial in October or November 2024. Additionally, the Company anticipates initial CTIM-76 Phase 1 dose escalation data in the first half of 2026 and anticipates initial CT-95 Phase 1 dose escalation data in the middle of 2026.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.    Description
10.1#        License Agreement, dated September 23, 2024, by and between the Company and BioAtla, Inc.
99.1        Press Release issued by Context Therapeutics Inc., dated September 23, 2024
99.2         Context Therapeutics Inc. Corporate Presentation - September 2024
104        Cover Page Interactive Data File (embedded within the inline XBRL document)

# Certain information has been excluded from the exhibit because it both (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Forward-looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, included in this press release regarding strategy, future operations, prospects, plans and objectives of management, including words such as “may,” “will,” “expect,” “anticipate,” “look forward,” “plan,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are forward-looking statements. These include, without limitation, statements regarding (i) the Company's expectation to file an IND for CT-202 in mid-2026, (ii) the Company's expectation that it can fund the estimated duration of its CTIM-76 and CT-95 Phase 1a trials, estimated expenses through IND filing for CT-202, and its operations into 2027, (iii) the Company's expectation to dose the first patient in the CTIM-76 Phase 1 trial in October or November 2024, (iv) the Company's expectation to have initial CTIM-76 Phase 1 dose escalation data in the first half of 2026, and (v) the Company's expectation to have initial CT-95 Phase 1 dose escalation data in the middle of 2026. Forward-looking statements in this Current Report on Form 8-K involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations, or strategies will be attained or achieved. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are discussed in our filings with the Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2024	Context Therapeutics Inc.

By: /s/ Martin A. Lehr
Name: Martin A. Lehr
Title: Chief Executive Officer